UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 31, 2004


                           SOUTHWEST COMMUNITY BANCORP

             Incorporated Under the Laws of the State of California


         000-50545                                   30-0136231
   Commission File Number                I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01. Other Events

     On July 8, 2004, Southwest Community Bancorp commenced a public "best efforts" offering of up to 500,000 shares at $30.00 per share. On August 31, 2004 the Company accepted $11,671,160 in proceeds received to date (net of expenses of $115,000) from the sale of 392,872 shares of its common stock. After the sale, there were 3,362,534 common shares outstanding.

     The offering is scheduled to close on September 15, 2004 (provided, however, the Company retains the right to extend the offering or terminate earlier).




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               SOUTHWEST COMMUNITY BANCORP


DATE: September 1, 2004                        By: /s/ Frank J. Mercardante
                                                   -----------------------------
                                                       Frank J. Mercardante
                                                       President and
                                                       Chief Executive Officer